GE FUNDS

(the “Trust”)

GE U.S. Equity Fund

GE Core Value Equity Fund

GE Premier Growth Equity Fund

GE Small-Cap Equity Fund

GE Global Equity Fund

GE International Equity Fund

GE Fixed Income Fund

GE Government Securities Fund

GE Short-Term Government Fund

GE Tax-Exempt Fund

GE Total Return Fund

GE Money Market Fund

(each a “Fund” and collectively, the “Funds”)

Supplement Dated December 22, 2010

To The Funds’ Prospectus Dated January 29, 2010, as supplemented

At an Adjourned Special Meeting of Shareholders originally scheduled for December 17, 2010 and held on December 21, 2010, the shareholders of the Trust voted to approve the following proposals:

For all Funds

1.	A new investment advisory agreement for each Fund with Highland Funds Asset Management, L.P. (“Highland”), to replace the current advisory agreement between each Fund and GE Asset Management Incorporated (“GEAM”).

For all Funds (as noted below)

2.	New sub-advisory agreements between Highland and GEAM, and new sub-advisory agreements between Highland and certain of GE Small-Cap Equity Fund’s existing sub-advisers, as follows:

A. a new sub-advisory agreement with GEAM for each Fund, except GE Small-Cap Equity Fund;

B. a new sub-advisory agreement for GE Small-Cap Equity Fund, with its existing sub-adviser, Palisade Capital Management, L.L.C. (“Palisade”); and

C. a new sub-advisory agreement for GE Small-Cap Equity Fund, with its existing sub-adviser, Champlain Investment Partners, LLC (“Champlain”).

For all Funds

3.	Five (5) new trustees to the Board of Trustees of the Trust (named below).

For all Funds, except the GE Premier Growth Equity Fund

4.	Implementation of a “manager of managers” structure whereby Highland would be given increased flexibility to enter into and materially amend sub-advisory agreements without shareholder approval.

For all Funds (as noted below)

5.	The amendment of certain fundamental investment policies of each Fund relating to: senior securities (except GE Small-Cap Equity Fund and GE Total Return Fund); real estate investments (except GE Total Return Fund); making loans (except GE Total Return Fund); borrowing (except GE Total Return Fund); diversification (except GE Small-Cap Equity Fund and GE Total Return Fund); concentration of investments (except GE Tax-Exempt Fund and GE Total Return Fund); and commodities (except GE Total Return Fund).

As previously mentioned in a Supplement dated September 27, 2010 to the Funds’ Prospectus, the Board of Trustees of the Trust approved these proposals on September 20, 2010, subject to the approval of the shareholders of the Funds. As noted above, the GE Premier Growth Equity Fund did not approve Proposal 4 with respect to the implementation of a “manager of managers” structure.

The changes contemplated by these proposals are expected to be effective before the end of February 2011, subject to the satisfaction of various closing conditions, at which time Highland will become the investment adviser for each Fund, and GEAM will become the investment sub-adviser responsible for the day-to-day portfolio management for all Funds, other than the GE Small-Cap Equity Fund, which will continue to be sub-advised by Palisade and Champlain. Additionally, the Board of Trustees will be comprised of the following five members: Mr. Timothy K. Hui, Mr. Scott F. Kavanaugh, Mr. James F. Leary, Mr. Bryan A. Ward, and Mr. R. Joseph Dougherty.

[This supplement should be retained with your Prospectus for future reference.]